                                                                   EXHIBIT 10.11

Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.



                  TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

This Agreement is made this 30th Day of January, 1995 between Cominco Fertilizers Ltd, a Canadian corporation, with offices at 426, 10333 Southport Road S.W., Calgary, Alberta, Canada T2W 3X6, hereinafter referred to as "Cominco"; and Planet Polymer Technologies, Inc. with offices at 9985 Businesspark Avenue, Suite A, San Diego, California, U.S. 92131 hereinafter referred to as "Planet".

RECITALS:

       WHEREAS, Planet has developed technology, specifically coatings to achieve time release of fertilizers, and

       WHEREAS , Cominco wishes to have Planet conduct further development work including, but not limited to the use of coatings to control release of fertilizers and to protect products containing biological inoculants.

       NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:


                                    ARTICLE 1

DEFINITIONS:

1.1 "Fertilizer Products" shall mean fertilizers products produced, distributed or marketed by Cominco from time to time, including, but not limited to: urea, monoammonium phosphate, ammonium sulphate and potash.

1.2 "Biological Products" shall mean biological products, including inoculants, produced, distributed or marketed by Cominco from time to time.

1.3 "Cominco's Field of Business" shall mean production, distribution and marketing of Fertilizer Products, Biological Products, and any substitute products mutually agreed upon (collectively the "Products").

1.4 "Marketplace" shall mean the respective geographic areas that Cominco may from time to time decide constitutes a distinct market for the Products.

1.5 "Affiliate shall mean any company which directly or indirectly (1) is controlled by a party to this Agreement, (2) controls a party to this Agreement, or (3) is controlled by the same entity which controls a party to this Agreement. Ownership of 50% or more of the voting stock of a company shall be regarded as control.

1.6 "Planet Technology" shall mean technology in the possession or control of Planet now (as more specifically identified in Appendix "A" hereto) or in the future during the term of this Agreement relating to water dispersible coating materials that are suitable for coating Products or components of products in Cominco's Field of Business including technology developed on behalf of Cominco under the previous research and development agreement dated May 12, 1993 between the parties.

1.7 "New Technology" shall mean new compositions of matter, new chemical complexes, improved chemical complexes, association compounds, blends, mixtures or compositions of coating materials, polymer materials, or new products or new processes relating thereto developed by Planet alone, including its employees, officers, consultants or representatives, or by Planet and Cominco jointly as a result of the Work to be conducted by Planet under Article 2 of this Agreement or Cominco alone as result of the disclosure made by Planet to Cominco prior to or during the course of the Work. "New Technology" shall not include the addition to Planet Technology of conventional additives, such as color, aromas, flow enhancers or processability enhancers.

1.8 "Water dispersible" shall mean degradable in, soluble in, or responsive to ordinary water.

1.9    "Territory" shall mean the world.


                                    ARTICLE 2

THE WORK:

2.1 Cominco hereby requests that Planet conduct the following development work as set out in Appendix "B" (hereinafter referred to as "Work"), and Planet agrees to conduct the Work in accordance with the time schedule set out in Appendix C. The Work is to make water dispersible coatings for fertilizers and biological organisms using, but not limited to, Planet Technology. The Work contemplated shall include regular meetings between representatives of Planet and representatives of Cominco. During such meetings, it is contemplated that Cominco will offer comments on samples made from blends of materials supplied by Planet. It is contemplated by the parties that there will be several rounds of Work during which Planet will provide blends of materials to Cominco and that Cominco will provide comments and suggestions relating to components made from such blends. The Work by Planet shall be directed toward achieving performance characteristics approved by Cominco to Planet, as set forth in Appendix B.

2.2 In the event the performance characteristics described in Appendix B are not met or that reasonable progress is not made towards achieving the performance characteristics or that the work is not performed to Cominco's satisfaction, Cominco, in it's sole judgment, shall have the right to terminate the Work and fees for the Work outlined in appendix C.


                                    ARTICLE 3

WORK SCHEDULE:

3.1 The Work to be performed by Planet shall be conducted in accordance with the Time Schedule set forth in Appendix C. Planet shall use reasonable business-like efforts to conduct the work as described in Article 2 and Appendix B, and to complete the Work in accordance with the Time Schedule set forth in Appendix C.

                                    ARTICLE 4

PAYMENTS:

4.1 Cominco agrees to pay Planet the fees set out in Appendix C for performance of the Work on the further terms as set forth in Appendix C and reimburse Planet for reasonable costs associated with travel.

4.2 Cominco shall also reimburse Planet for the reasonable costs for coating materials and coated Products supplied by Planet to Cominco, including the costs of shipping and processing, plus independent laboratory tests mutually agreed upon.

4.3 Cominco shall also pay to Planet a royalty equal to the sums determined in accordance with the principles set forth in Article 9 hereof.

                                    ARTICLE 5

OWNERSHIP:

5.1 The New Technology and all inventions, whether patentable or not, arising from the Work shall be owned by Cominco, or such of it's affiliates as it may designate from time to time.

5.2 Planet agrees to execute and deliver, or cause to be executed and delivered, from time to time such documents as may be necessary to evidence the ownership rights of Cominco hereunder.

5.3 All patents and/or publications arising from the work shall show the name of inventors or Planet, as the case may be, as inventor(s). Cominco shall take all reasonable steps to acknowledge Planet as the inventors. In the event an employee of Cominco contributes to the invention they too shall be ackowledged as inventor(s).

5.4 Cominco shall pay all the costs of applying for and prosecuting any patents it considers appropriate to protect the New Technology. All patents shall be in the name of Cominco. Planet shall provide assistance as is reasonably necessary to obtain these patents.

5.5 If the parties mutually elect to protect some or all of the New Technology as a trade secret, the parties shall cooperate with one another to protect such trade secret or secrets.

                                    ARTICLE 6

LICENSES:

6.1 Cominco hereby grants to Planet a field-limited, sole, worldwide, license to make, use the New Technology, and practice such new processes for the full term of any U.S. or foreign patent or patent applications issuing from applications assigned by Planet to Cominco. In the event that Cominco elects to protect such New Technology as a trade secret, Cominco hereby grants to Planet a field-limited, sole, worldwide, license to use such trade secret, provided that Planet cooperates in the protection of the trade secrets. Licenses shall be limited to fields of business outside Cominco's Field of Business. No license is granted hereby by Cominco to Planet within Cominco's Field of Business, as defined herein.

6.2 Planet hereby grants to Cominco a field-limited, irrevocable, exclusive, worldwide, royalty bearing license to make, use and practice the Planet Technology, and practice such processes for the full term of any U.S. or foreign patent or patent applications therefor. For any of the Planet Technology that is not patented, Planet hereby grants to Cominco a field-limited, irrevocable, exclusive, worldwide, royalty-bearing, license to use such trade secrets, provided that Cominco cooperates in the protection of the trade secret. Licenses shall be limited to fields of business within Cominco's Field of Business.

6.3 Cominco shall have the right to grant licenses on the New Technology in Cominco's Field of Business. Cominco shall also have the right to grant sublicenses on Planet Technology to the extent necessary to practice New Technology in Cominco's Field of Business; provided that if Cominco grants a license including sublicense under Planet Technology, Cominco shall pay Planet *** of any consideration it receives on account of such license.

6.4 Nothing herein shall be deemed or interpreted as granting to Planet any rights in or to technology developed during the term of or prior to this Agreement by employees of Cominco independent of Planet and without use or access to confidential information Planet disclosed to Cominco under a Non-Disclosure Agreement.

6.5 If Cominco elects not to exploit either the New Technology or the Planet Technology in Southeast Asia and the Asian countries on or before 5 years from commencement of commercial production, Planet shall have the right to license and sublicense the New or the Planet Technology within this region in Cominco's Field of Business provided that Planet shall pay Cominco *** of any consideration it receives on account of such license or sublicense.

                                    ARTICLE 7

CONFIDENTIALITY:

7.1 The terms of a Confidential Disclosure Agreement between Cominco and Planet, signed on October 31, 1992 apply to the disclosure of information between the parties during the time period from October 31, 1992 to the effective date of this Agreement. On the effective date of this Agreement, the attached Non Disclosure Agreement between Cominco and Planet shall apply to disclosure of information during the term of this Agreement and beyond.

                                    ARTICLE 8

EXCLUSIVITY:

8.1 During the term of this Agreement, Planet shall not conduct any development work of the same nature or type as the Work, for any third party on any subject if the intended use falls within, or could reasonably be expected to fall within, Cominco's Field of Business, as defined herein. Also during the term of this Agreement, Planet shall not enter into any arrangements or agreements with any third party for a license under any of the Planet Technology if the intended place of use is within the Territory and the intended use falls within, or could reasonably be expected to fall within, Cominco's Field of Business, without first offering such arrangement to Cominco and at terms no less favorable to Cominco than those offered to a third party.

*** - confidential treatment requested

                                    ARTICLE 9

ROYALTY:

9.1 Cominco shall pay to Planet each quarter during the term of this Agreement royalties determined in accordance with the principles and formulas set forth in the following paragraph 9.2.

9.2 A royalty determination shall be made based on *** , of the Products produced, distributed or sold by Cominco and/or its Affiliates with Planet Technology and/or New Technology during each calendar year, and shall be determined as follows:

       (a)    *** , until the *** in any calendar year *** ;

       (b)    *** for *** ; and

       (c) *** for *** in any calendar year *** provided however that until *** or until *** whichever first occurs the sums payable by Cominco to Planet shall be *** .

For purposes of this Agreement, *** means:

***:

       ***

       *** ;

       ***.

9.3 In the event the *** a royalty determination shall be made on *** as defined above, or the Products produced, distributed or sold by Cominco and/or its Affiliates with Planet Technology and/or New Technology during each calendar year, and shall be determined as follows:

       (a)    ***, as defined above, until *** in any calendar year *** ;

       (b)    *** for ***; and

       (c) *** for *** in any calendar year *** provided however that *** or until *** whichever first occurs the sums payable by Cominco to Planet shall be *** .

*** - confidential treatment requested

                                   ARTICLE 10

ROYALTY REPORTS AND PAYMENTS:

10.1 A Royalty Report shall be sent by Cominco to Planet within sixty (60) days after the end of the calendar period during the term of this Agreement. The Royalty Report shall contain the following information listed separately for Cominco and each of its affiliates:

       (a) the royalty determination made in accordance with Paragraph 9.2 for each Marketplace;

       (b)    the Royalty due.

10.2   Each Royalty Report shall be accompanied by payment of the royalty due.

10.3 Unless otherwise directed in writing by Planet, Cominco shall pay said royalties to Planet in the United States in United States Dollars free of any taxes payable in any country other than the United States, except such taxes as result in and to the extent that the same result in a foreign tax credit applicable to the United States taxes payable by Planet.

                                   ARTICLE 11

RECORDS:

11.1 Cominco and its Affiliates shall keep accurate books and records of all data and information needed for determination of royalties in accordance with Paragraph 9.2. Such books and records shall be maintained for a period of at least six years from the date of the royalty report.

11.2 Not more than once per calendar year, Cominco and its Affiliates shall permit an independent accountant or auditor mutually agreed upon to inspect the books and records of Cominco and its Affiliates to verity the correctness of any Royalty Report furnished under this Agreement. Such independent accountant or auditor shall be obligated to secrecy and shall report to Planet and Cominco only the accuracy of and/or any deficiencies in any such Royalty Report. The fee for the accountant or auditor shall be paid by Planet unless such examination results in an upward adjustment of royalties due Planet by more than 5% in which event Cominco shall reimburse Planet for the fee paid to the accountant or auditor.

                                   ARTICLE 12

TERM:

12.1 Except as otherwise provided herein, this agreement shall remain in force from the date of its execution until the expiration of ten full calendar years following such date or until the expiration of the last to expire of the patents covering the Planet Technology and/or the New Technology, whichever occurs later.

12.2 This agreement may also be extended by the mutual agreement of both parties.

                                   ARTICLE 13

TERMINATION:

13.1   This Agreement may be terminated:

       a)     Upon the mutual written agreement of the parties; or

       b) By either party for material breach of any of the terms hereof by the other party if the breach is not corrected within sixty (60) days after giving the written notice of breach to the defaulting party; or

       c) By Cominco on six month written notice to Planet, if in Cominco's sole opinion, the continued marketing and sale of Products under this Agreement is unprofitable or otherwise not viable for Cominco; provided however that Cominco shall not have the right to terminate the Agreement under this subparagraph until the expiration of three years from the effective date first written above.

       d) By Cominco forthwith, upon written notice to Planet if Planet shall become insolvent or shall make an assignment for the benefits of creditors, or shall be placed in receivership, reorganisation, liquidation or bankruptcy (voluntary or involuntary); or

       e) By Planet forthwith, upon written notice to Cominco if Cominco shall become insolvent or shall make an assignment for the benefit of creditors, or shall be placed in receivership, reorganization, liquidation or bankruptcy (voluntary or involuntary); or

       f) If the business of Cominco subject to the terms of this Agreement by law, decree, ordinance or other governmental action, is vested in, or is made subject to, the control or direction of any governmental agent, officer or appointee, or any other person or firm not a party to this agreement.

       g) If the business of Planet subject to the terms of this Agreement by law, decree, ordinance or other governmental action, is vested in, or is made subject to, the control or direction of any governmental agent, officer or appointee, or any other person or firm not a party to this agreement.

       h) Any termination pursuant to this paragraph 13.1 shall not relieve either party of any obligation or liability accrued hereunder prior to such termination, or rescind or give rise to any right to rescind anything done or recover any payments made or other consideration given hereunder prior to the time such termination become effective and such termination shall not affect in any manner any rights arising under this Agreement prior to such termination.

13.2 The attached Non-Disclosure Agreement shall remain in effect following the termination of this Agreement, in accordance with its terms.

13.3 In the event of termination of this Agreement for any reason, Cominco shall have a reasonable period of grace within which to dispose of inventory incorporating the Planet Technology and/or to fulfil orders received prior to the termination data, but Cominco shall be liable for royalties as provided in Article 9 above.

13.4 The provisions of articles 5, 7 and 9 and paragraph 6.3 shall survive termination of this agreement.

                                   ARTICLE 14

PATENT MARKING:

14.1 Cominco and its Affiliates will affix and/or will require its or their distributors to affix to the packaging, or in the case of bulk distribution the accompanying documents, for the Products a notice complying with all applicable patent marking laws in the country or countries in which the Products are made and the country or countries in which the Products are distributed and sold. Planet shall form time to time inform Cominco of the appropriate patent marking in respect of Planet Technology.

                                   ARTICLE 15

REPRESENTATIONS AND WARRANTIES:

15.1   Planet represents and warrants that:

       a) It has authority to enter into this Agreement, and doing so will not violate any agreements to which it is a party.

       b) It has all necessary government licenses and approvals required to conduct its business.

       c) It has no knowledge of any impediment to its performance of this Agreement.

15.2   Cominco represents and warrants that:

       a) It has authority to enter into this Agreement, and doing so will not violate any agreements to which it is a party.

       b) It has all necessary government licenses and approvals required to conduct its business.

       c) It has no knowledge of any impediment to its performance of this Agreement.

                                   ARTICLE 16

NOTICES:

16.1 All notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when delivered in person, or when deposited with the United States Postal Service or Canada Post, first-class, registered or certified mail, postage prepaid, or by Fax addressed as follows:

       COMINCO:

       Cominco Fertilizers Ltd.
       426, 10333 Southport Road S.W.
       Calgary, Alberta Canada  T2W 3X6
       FAX: (403) 258-5770

       Attention: Dale M. Marantz

       PLANET:

       Planet Polymer Technologies, Inc.
       9985 Businesspark Avenue, Suite A
       San Diego, California  U.S.  92131
       FAX: (619) 549-5133

       Attention: Robert J. Petcavich

       or to such other address or individual as either party may specify from time to time in writing.

                                   ARTICLE 17

ASSIGNMENT:

17.1 This Agreement shall inure to the benefit of an be binding upon the parties and the respective party's successors and assigns of substantially the entire business and goodwill of that party or that part or portion of that party's business relating to the subject matter of this Agreement. Neither party may otherwise assign this Agreement or assign or delegate its rights and obligations hereunder to a third party, without the prior written approval of the other party, except that Cominco may assign to a subsidiary corporation without the prior written approval of the other party.

                                   ARTICLE 18

NO REFUND OR PAYMENTS:

18.1 Royalties and all other sums paid by Cominco to Planet under this Agreement shall not be refundable to for any purpose, except for excess payment made due to computational errors.

                                   ARTICLE 19

LITIGATION:

19.1 Planet shall have no obligation to enforce rights under its patents and/or trade secrets for the benefit of Cominco or otherwise; nor shall Planet have any obligation to defend or indemnify Cominco or its Affiliates in respect of any activities of Cominco and/or its Affiliates under this Agreement.

19.2 Cominco shall have no obligation to enforce rights under its patents and/or trade secrets for the benefit of Planet or otherwise; nor shall Cominco have any obligation to defend or indemnify Planet or its Affiliates in respect of any activities of Planet and/or its Affiliates under this Agreement.

                                   ARTICLE 20

PRODUCT LIABILITY:

20.1 Cominco shall hold Planet harmless and shall indemnify Planet against any product liability claim made against Planet arising out of the activities of Cominco and/or its Affiliates.

20.2 Planet shall hold Cominco harmless and shall indemnify Cominco against any product liability claim made against Cominco arising out of the activities of Planet and/or its Affiliates.

                                   ARTICLE 21

NON-WAIVER:

21.1 The failure by any party to this Agreement, at any time, to enforce or to require strict compliance of performance by any other party of any of the provisions of this Agreement shall not constitute a waiver of such provisions and shall not affect or impair in any way its rights at any time to enforce such provisions or to avail itself of such remedies as it may have for any breach thereof.

                                   ARTICLE 22

SEVERABILITY:

22.1 If any provision hereof is held invalid or unenforceable by a tribunal of competent jurisdiction, it shall be considered severed from this Agreement and shall not serve to invalidate or render unenforceable the remaining provisions hereof.

                                   ARTICLE 23

ENTIRE AGREEMENT:

23.1 This Agreement constitutes the entire understanding between the parties. No waiver, modification or amendment of any terms of this Agreement shall be valid unless made in writing specifying such waiver, modification, or amendment and signed by the parties hereto.

                                   ARTICLE 24

DISPUTE RESOLUTION AND CHOICE OF LAW:

24.1 This Agreement will be governed by and interpreted in accordance with he laws of the State of California, U.S.A., and shall be construed as if written jointly by the parties hereto.

24.2 Disputes arising under this Agreement shall be settled before a single arbitrator in accordance with the Arbitration Act of California.

                                   ARTICLE 25

NO AGENCY:

25.1 Nothing contained in this Agreement will be deemed to constitute either party the agent or representative of the other party for any purpose.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first set forth above.



                                       COMINCO FERTILIZERS LTD.

                                       By: /s/ Robert J. Rennie
                                          ---------------------------
                                          Robert J. Rennie

                                          Title: Director, New Products Research
                                                 and Development

                                       PLANET TECHNOLOGIES, INC.

                                       By: /s/ Robert J. Petcavich
                                          ---------------------------
                                          Robert J. Petcavich

                                          Title: Chairman and Chief Operating
                                                 Officer

                                   APPENDIX A

Planet Polymer Technologies Includes:

       1. Biodegradradable esters, urethane, ethers and aliphatic plant oils, as well as their polymers, blends and association complexes.

       2. Methods and processes of Creating Polymers from the chemical compounds as in 1 by free radical, addition, and condensation poymerization processes.

       3. Water Dispersible and soluble polymer technology including polyethers, polyvinyl alchohol, hydrooxypropylcelulose, methyl cellulose, natural gums such as guar, arabic and seaweed derivatives, polyamides, silicones and poyurethane copolymers, as well as blends, alloys, ixtures and association complexes of the aforementioned polymers.

                                   APPENDIX B

A. Planet will undertake the development of fertilizer coatings designed to meet Cominco's specifications. Palnet shall deliver products on a monthly basis. Cominco requires working and laboratory tested prototypes with the following specifications:

       1. ***

       2. ***

       3. ***

       4. ***

       5. ***

       6. ***

       7. ***

B. *** :

       1. ***

       2. ***

       3. ***

       4. ***

       5. ***

       6. ***

       7. ***

       8. ***

*** - confidential treatment requested

                                   APPENDIX C
                                  [Chart] ***





*** Confidential Treatment Requested

                                   APPENDIX C
                                  [Chart] ***





*** Confidential Treatment Requested

                                   APPENDIX C
                                       ***


       1. ***

       2. ***

       3. ***

       4. ***

       5. ***

       6. ***

       7. ***

       8. ***

       9. ***

       10. ***

       11. ***

       12. ***

       13. ***

       14. ***

       15. ***

*** - confidential treatment requested

                                   APPENDIX C
                                  [Chart] ***





*** Confidential Treatment Requested

                                   APPENDIX C
                                  [Chart] ***





*** Confidential Treatment Requested

                                   Appendix C
                                       ***


       1. ***

       2. ***

       3. ***

       4. ***

       5. ***

       6. ***

       7. ***

       8. ***

       9. ***

       10. ***

       11. ***

       12. ***

       13. ***

*** - confidential treatment requested